UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K /A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

September 24, 2014
(Date of Report)

THE RADIANT CREATIONS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada	333-136663	45-2753483
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

          Harbour Financial Center
          2401 PGA Boulevard
          Suite 280-B
          Palm Beach Gardens, FL 33410

         (Address of principal executive offices)

Registrant's telephone number, including area code: (561) 420-0380

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Dismissal of Independent Registered Public Accounting Firm.

On September 24, 2014, The Radiant Creations Group, Inc.’s (the “Company”) dismissed Malone Bailey, LLP as independent auditors for the Company. The decision to dismiss Malone Bailey, LLP and to seek new independent auditors was approved by the Company’s Board of Directors.

Other than an explanatory paragraph included in Malone Bailey, LLP's audit reports for the Company's fiscal years ended February 28, 2013 and 2014 relating to the uncertainty of the Company's ability to continue as a going concern, the audit reports of Malone Bailey, LLP on the Company's financial statements for the fiscal years ended February 28, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with Malone Bailey, LLP during the two most recent years ended February 28, 2014 and 2013, or through the subsequent interim period preceding their dismissal, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone Bailey, LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their audit reports.

(b) On September 24, 2014, upon approval of the Company’s Board of Directors, the Company engaged D. Brooks and Associates CPA’s, P.A. (“DB”) as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended February 28, 2013 and 2014 through September 24, 2014 neither the Company nor anyone acting on its behalf consulted with D. Brooks and Associates CPA’s, P.A. regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by D. Brooks and Associates CPA’s, P.A. on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Malone Bailey, LLP or a reportable event with respect to Malone Bailey, LLP (iii) The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that D. Brooks and Associates CPA’s, P.A. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K. A copy of Malone Bailey, LLP’s letter is annexed hereto as Exhibit 16.1 of this Form 8-K.

Exhibit No.	Document	Location
16.1	Letter from Malone Bailey, LLP dated September 30 , 2014, to the Securities and Exchange Commission.	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: October 1, 2014

The Radiant Creations Group, Inc. By: /s/ Gary R. Smith Gary R. Smith Chief Executive Officer

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